Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of International Energy, Inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2009, as filed with the Securities and Exchange Commission on August 13, 2009 (the “Report”), I, Charles Bell, President, Chief Executive Officer, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 13, 2009                                                      /s/ Charles Bell

                                                                                              Charles Bell

                                                                                              President, Chief Executive Officer, and
                                                                                              Chief Financial Officer